SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549


                        FORM 8-K


                     Current Report


         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):
           October 1, 2001 (October 1, 2001)



            GREAT PLAINS ENERGY INCORPORATED
 (Exact name of registrant as specified in its charter)



                           *
                (Commission file number)


       MISSOURI                 43-1916803
    (State of other          (I.R.S. Employer
    jurisdiction of
   incorporation or         Identification No.)
     organization)


                   1201 Walnut
           Kansas City, Missouri  64106
     (Address of principal executive offices)


                  (816) 556-2200
  (Registrant's telephone number, including area
                      code)


                  NOT APPLICABLE
 (Former name or former address, if changed since
                   last report)


*This report is being filed with the Securities and Exchange Commission by Great Plains Energy Incorporated as a successor issuer to Kansas City Power & Light Company by virtue of paragraph (a) of Rule 12g-3 under the Securities and Exchange Act of 1934, as amended. The Commission File Number of Kansas City Power & Light Company is 1-707.

ITEM 5. OTHER EVENTS

(A) Kansas City Power and Light Company, a Missouri Corporation ("KCPL") has completed a corporate reorganization creating a holding company structure. This structure was implemented through an agreement and plan of merger among KCPL, Great Plains Energy Incorporated, a Missouri Corporation ("GPE"), and KCPL Merger Sub Incorporated, a Missouri Corporation ("Merger Sub") and wholly owned subsidiary of GPE. As provided for in the plan of merger, KCPL merged with Merger Sub. KCPL continues as the Surviving Corporation and a wholly owned Subsidiary of GPE. Pursuant to
Section 351.448 of the General Corporation Law of the State of Missouri, shareholder approval of the merger was not required.

      The merger was consummated on October 1, 2001. Upon its effectivity, GPE became the successor issuer and listed entity on the New York Stock Exchange, replacing KCPL. The new GPE trading symbol GXP replaces the old KCPL symbol KLT.

      All outstanding KCPL shares will be honored on a share for share basis as GPE shares. The same voting powers, designations, preferences, rights, qualifications, restrictions, and limitations as previously held will apply. GPE shares will continue to be represented by the same stock certificates that represented pre-merger KCPL shares. No actual (or physical) exchange of stock certificates will occur.

     As a result of the merger, each outstanding employee stock option and warrant to purchase shares of KCPL's common stock granted under any employee stock option or compensation plan or arrangement or warrant agreement of KCPL was converted into an option or warrant to purchase one share of GPE's common stock in accordance with the provisions of such employee stock option or compensation plan or arrangement or warrant agreement.

     The articles of incorporation and by-laws of GPE are substantially identical to the restated articles of incorporation and by-laws of KCPL immediately prior to the merger.

(B) This report is being filed with the Securities and Exchange Commission by Great Plains Energy Incorporated as a successor issuer to Kansas City Power & Light Company by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of Kansas City Power & Light Company is 1-707. This Form 8-K is being filed by Great Plains Energy Incorporated as a successor issuer as required by paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit
    Number

     2         Agreement and Plan of Merger Among Kansas City
               Power & Light Company, Great Plains Energy
               Incorporated and KCPL Merger Sub Incorporated dated as of October 1, 2001.

     3.1       Articles of Incorporation of Great Plains Energy
               Incorporated.

     3.2       By-laws of Great Plains Energy Incorporated.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GREAT PLAINS ENERGY INCORPORATED

                            /s/Jeanie Sell Latz

                            Senior Vice President-Corporate
                            Services


Date:     October 1, 2001